UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported) April 30, 2003

Commission file number: 0-23605
______________________

CAVALRY BANCORP, INC.
(exact name of registrant as specified in its charter)

Tennessee	62-1721072
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

114 West College Street
Murfreesboro, Tennessee 37130
(Address of Registrant’s principal executive office)

(615) 893-1234
(Registrant’s telephone number, including area code)
______________________

ITEM 5. Other Events

Cavalry Bancorp, Inc. announced the re-election of directors Tim J. Durham and Ronald F. Knight, each for three-year terms, at the Annual Stockholder’s Meeting held on April 24, 2003.

The press release concerning the announcement of this event is incorporated herein by reference and is included as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c.)      Exhibits
99.1. .Press Release dated April 30, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2003.	CAVALRY BANCORP, INC.

	By:	/s/ Hillard C. Gardner
Hillard C. Gardner
Senior Vice President and Chief Financial Officer